SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 15, 2003


                      TGFIN Holdings, Inc.
           (Exact name of registrant as specified in its charter)


        Delaware                1-11034               72-0861671
     ---------------         ------------          -------------------
     (State or other         (Commission           (IRS Employer
     jurisdiction of         File Number)          Identification No.)
     incorporation)


       1517 North 260 East, North Logan Utah          84341
       ----------------------------------------    ----------
       (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code (435) 755-0188


     ____________________________n/a_____________________________________
       (Former name or former address, if changed since last report.)








PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        150 East 58th Street
                                        34th Floor
                                        New York, New York 10155
                                        (212) 956-9595
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Item 4. Changes in Registrant's Certifying Accountant

The Company's financial statements for its fiscal year ended December 31, 2002 were prepared by Samuel Klein and Company, Certified Public Accountants. Samuel Klein and Company also reviewed the Company's filings on Form 10-QSB for its fiscal quarters ended March 31, 2003 and June 30, 2003.

(i) On September 15, 2003 Samuel Klein and Company, the Company's Newark, New Jersey based certified public accountants, was dismissed as the Company's accountants as part of the Company's cost-saving plan which had resulted in the move of the Company's headquarters from New York City, New York to North Logan, Utah.

(ii) The report of Samuel Klein and Company on the Company's financial statements for the fiscal year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or auditing principles.

(iii) The decision by the Company to change accountants was approved by the Company's audit committee of the board of directors and by the board of directors itself.

(iv)(A) There were no disagreements between the Company and Samuel Klein and Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Samuel Klein and Company, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

(iv)(B) Samuel Klein and Company has not advised the Company that:

     (1) internal controls necessary to develop reliable financial statements did not exist; or

     (2) information has come to their attention which made them unwilling to rely upon management's representations, or made them unwilling to be associated with the financial statements prepared by management; or

     (3) the scope of the audit should be expanded significantly, or information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2002.

On September 15, 2003 the Company engaged HJ & Associates, LLC of Salt Lake City, Utah as their accountants to render its report on the Company's financial statements for the fiscal year ended December 31, 2003. HJ & Associates, LLC also will review the Company's Form 10-QSB for its fiscal quarter ended September 30, 2003.


Item 7. Financial Statements and Exhibits

(a) and (b) -  none

(c) Exhibits   16.1 -    Letter Reporting Change in Certifying Accountant
                         from Samuel Klein and Company
                         (to be filed by amendment)



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 19, 2003


                         TGFIN Holdings, Inc.
                         (Registrant)



                         By/s/ Scott Lybbert
                           ---------------------------
                           Scott Lybbert, President
                           Principal Executive Officer

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